SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 31, 1998
                -----------------------------------------------
                Date of Report (Date of earliest event reported)

                    Travelers Bank Credit Card Master Trust I
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-40381                52-2069082
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       State or other            (Commission File           (IRS Employer
jurisdiction of incorporation         Number)             Identification No.)

                     Suite 300B
                 100 Commerce Drive
                   Newark, Delaware                           19713
        --------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)

                                 (302) 451-6456
                           ---------------------------
              (Registrant's telephone number, including area code)

                    TRAVELERS BANK CREDIT CARD MASTER TRUST I
                           Current Report on Form 8-K

Item 5. Other Events.

On August 31, 1998 CC Credit Card Corporation (the "Transferor"), a Delaware corporation, as Transferor, Travelers Bank & Trust, fsb ("Travelers Bank & Trust"), a federally-chartered savings bank, as Servicer, and The Bank Of New York (the "Trustee"), a New York banking corporation, as Trustee, entered into Amendment No. 1 to the Pooling and Servicing Agreement dated as of March 1, 1998. Additionally, on August 31, 1998, the Tranferor, Travelers Bank & Trust, the Trustee and The Travelers Bank USA ("Travelers USA"), a Delaware state chartered bank corporation entered into an Assignment and Assumption Agreement, pursuant to which Travelers Bank & Trust assigned to Travelers USA, and Travelers USA accepted, all of the servicing obligations under the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits:

Exhibit Number      Exhibit Description
--------------      -------------------

4.1 Amendment No. 1, dated as of August 31, 1998, among CC Credit Card Corporation, a Delaware corporation, as Transferor, Travelers Bank & Trust, fsb, a federally-chartered savings bank, as Servicer, and The Bank Of New York, a New York banking corporation, as Trustee, to the Pooling and Servicing Agreement, dated as of March 1, 1998

4.2 Assignment And Assumption Agreement, dated as of August 31, 1998, among Travelers Bank & Trust, fsb, a federally-chartered savings bank, The Travelers Bank USA, a Delaware state chartered bank corporation, CC Credit Card Corporation, a Delaware corporation, and The Bank Of New York, a New York banking corporation

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 1998           TRAVELERS BANK CREDIT CARD
                                         MASTER TRUST I

                                    By: TRAVELERS BANK & TRUST, FSB,
                                                AS SERVICER


                                        By: /s/ John Rosko
                                            --------------------------------
                                            Name: John Rosko
                                            Title: Vice President

                                INDEX TO EXHIBITS

Exhibit Number      Exhibit Description
--------------      -------------------

4.1 Amendment No. 1, dated as of August 31, 1998, among CC Credit Card Corporation, a Delaware corporation, as Transferor, Travelers Bank & Trust, fsb, a federally-chartered savings bank, as Servicer, and The Bank Of New York, a New York banking corporation, as Trustee, to the Pooling and Servicing Agreement, dated as of March 1, 1998

4.2 Assignment And Assumption Agreement, dated as of August 31, 1998, among Travelers Bank & Trust, fsb, a federally-chartered savings bank, The Travelers Bank USA, a Delaware state chartered bank corporation, CC Credit Card Corporation, a Delaware corporation, and The Bank Of New York, a New York banking corporation